   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 28, 2000

                                                        REGISTRATION NO. 2-50870
                                                                    NO. 811-2482
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [X]
      POST-EFFECTIVE AMENDMENT NO. 42                            [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [X]
      AMENDMENT NO. 27                                           [X]


                            VAN KAMPEN RESERVE FUND
        (Exact Name of Registrant as Specified in Declaration of Trust)

      1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555
              (Address of Principal Executive Offices) (Zip Code)

                                 (630) 684-6000
               Registrant's Telephone Number, Including Area Code

                              A. THOMAS SMITH III
                           Executive Vice President,
                         General Counsel and Secretary
                          Van Kampen Investments Inc.
                                1 Parkview Plaza
                                  PO Box 5555
                     Oakbrook Terrace, Illinois 60181-5555
                    (Name and Address of Agent for Service)
                            ------------------------

                                   Copies to:

                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                Skadden, Arps, Slate, Meagher & Flom (Illinois)
                             333 West Wacker Drive
                            Chicago, Illinois 60606
                                 (312) 407-0700
                            ------------------------

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

       It is proposed that this filing will become effective:
        [X] immediately upon filing pursuant to paragraph (b)
        [ ] on (date) pursuant to paragraph (b)
        [ ] 60 days after filing pursuant to paragraph (a)(1)
        [ ] on (date) pursuant to paragraph (a)(1)
        [ ] 75 days after filing pursuant to paragraph (a)(2)
        [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

       If appropriate check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 Title of Securities Being Registered: Shares of Beneficial Interest, par value
                                $0.01 per share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  VAN  KAMPEN
                                 RESERVE  FUND


Van Kampen Reserve Fund's investment objective is to seek protection of capital and high current income. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing in a portfolio of U.S.
dollar-denominated money-market securities.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                 This prospectus is dated  SEPTEMBER 28, 2000.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   4
Investment Objective, Policies and Risks...........   5
Investment Advisory Services.......................   7
Purchase of Shares.................................   8
Redemption of Shares...............................  12
Distributions from the Fund........................  14
Shareholder Services...............................  14
Federal Income Taxation............................  16
Financial Highlights...............................  18



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund's investment objective is to seek protection of capital and high current income.


                             INVESTMENT STRATEGIES


The Fund's investment adviser seeks to achieve the Fund's investment objective by investing in a portfolio of U.S. dollar-denominated money-market securities, including U.S. government securities, domestic and foreign bank obligations, commercial paper and repurchase agreements secured by such obligations. The Fund seeks to maintain a constant net asset value of $1.00 per share by investing in money-market securities with remaining maturities of 13 months or less and with a dollar-weighted average maturity of 90 days or less. The Fund's investments are limited to those securities that meet maturity, quality and diversification standards with which money market funds must comply. In selecting securities for investment, the Fund's investment adviser seeks to invest in those securities that it believes entail reasonable risk considered in relation to the Fund's investment policies and may sell such securities in order to increase the yield or to adjust the average maturity or credit quality of the Fund's investment portfolio.


                                INVESTMENT RISKS


An investment in the Fund is subject to risks. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.


INCOME RISK. The income you receive from the Fund is based primarily on short-term interest rates, which can vary widely over time. If short-term interest rates drop, your income from the Fund may drop as well.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. While credit risk should be low for the Fund because it invests in high-quality money-market instruments, an investment in the Fund is not risk free. The Fund is still subject to the risk that the issuers of such securities may experience financial difficulties and, as a result, fail to pay on their obligations.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline and adversely affect the Fund's net asset value. The prices of debt securities tend to fall as interest rates rise but market risk should be low for the Fund because it invests in high-quality, short-term securities.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE


In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:



- Seek protection of capital and high current income through investments in money-market instruments


                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this prospectus. Remember that the past performance of the Fund is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
1990                                                                             7.53
1991                                                                             5.33
1992                                                                             2.91
1993                                                                             2.16
1994                                                                             3.38
1995                                                                             5.00
1996                                                                             4.46
1997                                                                             4.68
1998                                                                             4.85
1999                                                                             4.48

The Fund's return for the six-month period ended June 30, 2000 was 2.61%. As a result of recent market activity, current performance may vary from the figures shown.



The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.



During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 1.88% (for the quarter ended June 30, 1990) and the lowest quarterly return for Class A Shares was 0.52% (for the quarter ended June 30, 1993).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows the Fund's average annual total returns for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). The Fund's performance figures for Class B Shares and Class C Shares include the maximum contingent deferred sales charges paid by investors. Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns                        Past 10
         for the                          Years or
      Periods Ended     Past     Past       Since
    December 31, 1999  1 Year   5 Years   Inception
-------------------------------------------------------
    Van Kampen
    Reserve Fund--
    Class A Shares      4.48%    4.69%      4.47%
 .......................................................
    Van Kampen
    Reserve Fund--
    Class B Shares     -0.29%       --      3.60%(1)
 .......................................................
    Van Kampen
    Reserve Fund--
    Class C Shares      2.70%       --      3.87%(1)
 .......................................................


Inception date: (1) 4/18/95.

Investors can obtain the current 7-day yield for each class of shares of the Fund by calling (800) 341-2911.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                       Class A    Class B       Class C
                       Shares      Shares        Shares
--------------------------------------------------------------

SHAREHOLDER FEES

(fees paid directly from your investment)
--------------------------------------------------------------


Maximum sales charge
(load) imposed on
purchases               None        None          None
 ..............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)               None    4.00%(1)(2)   1.00%(1)(3)
 ..............................................................
Maximum sales charge
(load) imposed on
reinvested dividends    None        None          None
 ..............................................................
Redemption fee          None        None          None
 ..............................................................
Exchange fee            None        None          None
 ..............................................................


ANNUAL FUND OPERATING EXPENSES


(expenses that are deducted from Fund assets)

--------------------------------------------------------------
Management fees         0.39%      0.39%         0.39%
 ..............................................................
Distribution and/or
service (12b-1)         0.15%     0.90%(5)      0.90%(5)
fees(4)
 ..............................................................
Other expenses          0.28%      0.28%         0.28%
 ..............................................................
Total annual fund
operating expenses      0.82%      1.57%         1.57%
 ..............................................................



(1) Class B Shares and Class C Shares of the Fund generally are made available to shareholders for temporary investment purposes in connection with exchanges to or from other Van Kampen funds. Unless investors intend to exchange their Fund shares to or from Class B Shares or Class C Shares of other Van Kampen funds, they should purchase the Fund's Class A Shares because Class A Shares are not subject to any sales charges and are subject to less ongoing distribution/service fees and or related expenses. Even investors who do intend to exchange their Fund shares for Class B Shares or Class C Shares of other Van Kampen funds may prefer to purchase Class A Shares of the Fund and then redeem those shares and use the proceeds to purchase Class B Shares or Class C Shares of other Van Kampen funds. See "Purchase of Shares."

(2) The maximum deferred sales charge is 4.00% in the first and second year after purchase, declining thereafter as follows:
                                     Year 1-4.00%
                                     Year 2-4.00%
                                     Year 3-3.00%
                                     Year 4-2.50%
                                     Year 5-1.50%
                                      After-None
  See "Purchase of Shares -- Class B Shares."

(3) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."
(4) Class A Shares are subject to an annual service fee of up to 0.15% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 0.90% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(5) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $ 84      $262       $  455      $1,014
 ......................................................................
Class B Shares             $560      $796       $1,005      $1,666*
 ......................................................................
Class C Shares             $260      $496       $  855      $1,867
 ......................................................................


You would pay the following expenses if you did not redeem your shares:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $ 84      $262       $  455      $1,014
 ......................................................................
Class B Shares             $160      $496       $  855      $1,666*
 ......................................................................
Class C Shares             $160      $496       $  855      $1,867
 ......................................................................


* Based on conversion to Class A Shares after eight years.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to seek protection of capital and high current income. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval by a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund seeks to maintain a constant net asset value of $1.00 per share. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund's net asset value will not vary or that the Fund will achieve its investment objective.


The Fund's investment adviser seeks to achieve the investment objective by investing in a diversified portfolio of U.S. dollar-denominated money-market securities, including U.S. government securities, domestic and foreign bank obligations, commercial paper and repurchase agreements secured by such obligations. The Fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality money-market securities with remaining maturities of 13 months or less and with a dollar-weighted average maturity of 90 days or less. To be considered high quality, a security generally must be rated in one of the two highest short-term ratings categories by the ratings services such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's").


The Fund's investment adviser seeks to invest in those securities that meet the maturity, quality and diversification standards established by the Fund's Board of Trustees following special rules for money market funds established under the 1940 Act. These include requirements for maintaining high credit quality in the Fund's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of portfolio securities and diversifying investments among issuers to reduce the effects of a default by any one issuer on the value of the Fund's shares. In addition, the Fund's Board of Trustees has adopted procedures to evaluate potential investments and the Fund's investment adviser has the responsibility to implement those procedures in making investments for the Fund's portfolio. In selecting securities for investment, the Fund's investment adviser focuses on identifying the best relative values among potential investments based upon an analysis of the yield, price, interest rate sensitivity and credit quality of such securities. The Fund's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Fund's portfolio. On an ongoing basis, the Fund's investment adviser analyzes the economic and financial outlook of the money markets in order to anticipate and respond to changing developments that may affect the Fund's existing and prospective investments. While the Fund intends to hold investments until maturity, it may sell portfolio securities prior to maturity in order to increase the yield or to adjust the average maturity or credit quality of the Fund's portfolio.


The Fund's dividend and yield are expected to change daily based upon changes in interest rates and other market conditions. Although the Fund is managed to maintain a stable $1.00 share price, there is no guarantee that the Fund will be able to do so.

The following is a brief description of the types of money-market instruments the Fund may invest in, all of which will be U.S. dollar-denominated obligations:


U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government which include U.S. Treasury bills (maturing within one year of issuance) and U.S. Treasury notes and bonds (which have longer maturities), (b) the right of the issuer to borrow from the U.S. Treasury, (c) the discretionary authority of the U.S. government agencies or instrumentalities or (d) the credit of the instrumentality issuing the securities. If the securities are not backed by the full faith and credit of the U.S. government, the owners of such securities must look to the agency or instrumentality issuing the obligation for repayment and will not be able to assert a claim against the U.S. government in the event of nonpayment. Governmental agencies or instrumentalities in which the Fund may invest include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.


BANK OBLIGATIONS. The Fund may invest in high-quality obligations issued by domestic and foreign banks or their subsidiaries or overseas branches. Bank obligations include time deposits, certificates of deposit and bankers' acceptances, as well as securities secured by such obligations. Certificates of deposit are instruments representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are interest-bearing deposits maintained in a bank for a specified period of time (not longer than seven days) at a specific rate of interest. Time deposits held by the Fund generally will not benefit from insurance provided by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

The Fund only invests in "high-quality" bank obligations which are securities rated in one of the two highest short-term ratings categories by any two nationally recognized statistical rating organizations ("NRSROs"), such as S&P (e.g., A-1 or A-2) or Moody's (e.g., P-1 or P-2) (or any one NRSRO if the instrument was rated by only one such organization). Credit quality at the time of purchase determines which securities may be acquired. Subsequent downgrades in ratings may require reassessment of the credit risks presented by such securities and may even require their sale. NRSROs assign ratings based upon their opinions as to the quality of the debt securities they undertake to rate, but they do not base their assessment on the market value risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. The Fund's current policy is to limit investments in bank obligations to those rated A-1 or P-1.

The purchase of obligations of foreign banks may subject the Fund to additional investment risks that are different in some respects from those incurred in investing in obligations of domestic banks. Foreign banks and foreign branches or subsidiaries of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, audit and financial record keeping requirements. In addition, less information may be publicly available about a foreign bank or about a foreign branch of a domestic bank. Because evidences of ownership of obligations of foreign branches or subsidiaries of foreign banks usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adopting of governmental restrictions which might adversely affect the payment of principal and interest on the foreign obligations or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Income earned or received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund may invest in a commercial paper obligation that (a) is rated in one of the two highest short-term ratings categories by any two NRSROs (e.g., A-1 or A-2 by S&P and P-1 or P-2 by Moody's) (or any one NRSRO if the instrument was rated by only one such organization) or (b) is unrated, if such security is of comparable quality as determined in accordance with procedures established by the Fund's Board of Trustees or if such security was a long-term security at the time of issuance but has a remaining life of 397 days or less and has received a long-term rating in one of the three highest long-term ratings categories by any two NRSROs (e.g., A or higher by S&P and Moody's) (or any one NRSRO if the instrument was rated by only one such organization). Credit quality at the time of purchase determines which securities may be acquired. The Fund's current policy is to limit investments in commercial paper to obligations rated A-1 or P-1.

REPURCHASE AGREEMENTS. A repurchase agreement is a short-term investment in which the purchaser (e.g., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and at a set price, thereby determining the yield during the holding period. The Fund may enter into repurchase agreements with U.S. banks, their subsidiaries or overseas branches, and with primary dealers of U.S. government securities that report to the Federal Reserve Bank of New York. The Fund only enters into repurchase agreements that are (a) rated at the time of investment in one of the two highest ratings categories by at least two NRSROs (e.g. A-1 or A-2 by S&P and P-1 or P-2 by Moody's) (or one NRSRO if the instrument was rated by only one such organization) and (b) collateralized by the underlying securities of the same type and quality in which the Fund otherwise may invest. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed 10% of the Fund's net assets. Repurchase agreements are subject to the risk of default by the other party.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


                          INVESTMENT ADVISORY SERVICES



THE ADVISER. Van Kampen Asset Management Inc. is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than three million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $100 billion under management or supervision as of June 30, 2000. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

     Average Daily Net Assets         % Per Annum
------------------------------------------------------
    First $150 million               0.50 of 1.00%
 ......................................................
    Next $100 million                0.45 of 1.00%
 ......................................................
    Next $100 million                0.40 of 1.00%
 ......................................................
    Over $350 million or
    thereafter                       0.35 of 1.00%
 ......................................................


Applying this fee schedule, the effective advisory fee rate was 0.39% of the Fund's average daily net assets for the Fund's fiscal year ended May 31, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments generally must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares are sold without a sales charge, while Class B Shares and Class C Shares generally bear sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share. The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. The securities held by the Fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing a security at its cost and thereafter, applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if it sold the security.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of the shareholders' accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by following the wire transfer instructions described below or by completing the account application form and forwarding the account application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling Class B Shares and Class C Shares and may receive differing compensation for selling Class B Shares or Class C Shares. Sales personnel of authorized dealers are not entitled to receive compensation for selling Class A Shares.



The offering price for shares is based upon the next calculation of net asset value per share after an order becomes effective, which is upon receipt by Investor Services of federal funds. Payment by check generally will be converted into federal funds on the second business day following receipt of payment for the order by Investor Services.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


INITIAL INVESTMENT BY BANK WIRE. To open an account by wire an investor should telephone Investor Services at (800) 421-6714 and provide the account registration, the address, tax identification number, the amount being wired and the name of the wiring bank. Investor Services furnishes the investor with an account number. The investor's bank should wire the specified amount along with the account number and registration to the Fund's custodian: State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02102, ABA-011000028, attention Van Kampen Investor Services Inc./Van Kampen Fund Account No. 9900-446-7. The investor should then immediately complete and mail the account application form accompanying this Prospectus to Investor Services. To receive same day credit to an account, the investor must call Investor Services, at the telephone number listed above, by 11:00 a.m. Kansas City time with the intent to wire funds and State Street Bank must then receive such funds by 4:00 p.m. Boston time.


INITIAL INVESTMENT BY MAIL. To open an account by mail an investor should send a check payable to the Fund along with a completed account application form to Investor Services.

SUBSEQUENT INVESTMENTS BY BANK WIRE. The investor's bank should wire the specified amount along with the account number and registration to State Street Bank. To receive same day credit to an account, the investor must call Investor Services at (800) 421-6714 by 11:00 a.m. Kansas City time with the intent to wire funds and State Street Bank must then receive such funds by 4:00 p.m. Boston time.

SUBSEQUENT INVESTMENTS BY MAIL. Subsequent investments in the amount of $25 or more may be sent by mail to Investor Services, indicating the account registration and account number.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value without a sales charge and no sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.15% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.15% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system. As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:


                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      4.00%
 ................................................
    Third                       3.00%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth and After             None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.15% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund.


                                 CLASS C SHARES


Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1,000,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.15% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


                           FACTORS FOR CONSIDERATION

Class B Shares and Class C Shares of the Fund generally are made available to shareholders for temporary investment purposes in connection with exchanges to or from other Van Kampen funds participating in the exchange program. Investors purchasing shares of the Fund without regard to the availability of exchanges should purchase Class A Shares because Class A Shares are not subject to any sales charges and are subject to less ongoing distribution/service fees and related expenses. Therefore, Class A Shares will have a higher yield than Class B Shares and Class C Shares. Even investors who do intend to exchange their shares for Class B Shares or Class C Shares of other Van Kampen funds should consider purchasing Class A Shares and then redeeming those shares when they wish to invest in Class B Shares or Class C Shares of other Van Kampen funds. Since Class A Shares are subject to lower distribution/service fees and related expenses, purchasing Class A Shares and then redeeming them to purchase Class B Shares or Class C Shares of other Van Kampen funds is likely to result in a higher return to the investor than purchasing Class B Shares or Class C Shares and then exchanging them for Class B Shares or Class C Shares of other Van Kampen funds. The contingent deferred sales charges applicable to Class B Shares and Class C Shares is not imposed on exchanges among Van Kampen funds participating in the exchange program for the same class of shares. Instead, Class B Shares or Class C Shares acquired in an exchange remain subject to the contingent deferred sales charges schedule of the initial fund from which the Class B Shares or Class C Shares were purchased. Similarly the holding period for calculating any contingent deferred sales charge is based upon the date of purchase of such shares from the initial fund.


                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's subsequent disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo(R) (automated telephone system), which is accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Expedited telephone redemption requests. Shareholders of the Fund who have completed the appropriate section of the application may request expedited redemption payment of shares having a value of $1,000 or more by calling (800) 421-5684. Redemption proceeds in the form of federal funds will be wired to the bank designated in the application. Expedited telephone redemption requests received prior to 10:00 a.m. Kansas City time are processed and the proceeds are wired on the date of receipt. Redemption requests received by Investor Services after such hour are subsequently processed and the proceeds are wired on the next banking day following receipt of such request. Investor Services reserves the right to deduct the wiring costs from the proceeds of the redemption. A shareholder may change the bank account previously designated at any time by written notice to Investor Services with the signature(s) of the shareholder(s) guaranteed. The Fund reserves the right at any time to terminate, limit or otherwise modify this expedited redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                          DISTRIBUTIONS FROM THE FUND

Shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of its net investment income as dividends to shareholders. All dividends are automatically applied to purchase additional full and fractional shares of the Fund at the next determined net asset value. Shareholders may elect to receive monthly payment of dividends in cash by written instruction to Investor Services. Dividends are paid to shareholders of record immediately prior to the determination of net asset value for that day. Since shares are issued and redeemed at the time net asset value is determined, dividends commence on the day following the date shares are issued and are paid for. A redeeming shareholder receives all dividends accrued through the date of redemption.



The per share dividends on Class B Shares and Class C Shares will be lower than the per share dividends on Class A Shares as a result of the higher distribution/service expenses and transfer agency expenses applicable to such classes of shares.



CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any capital gains to shareholders at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value, or be invested in another Participating Fund (defined below) at the next determined net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit a shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application and returning the form and the account application to Investor Services. Once the form is properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.



When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Share account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the checkwriting privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund (defined below) based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Class A shares of the Fund which have not previously been charged a sales charge (except for Class A Shares issued under the reinvestment option) or that have been charged a lower sales charge than the sales charge applicable of the shares of the Participating Fund being acquired will have any applicable sales charges differential imposed upon an exchange into a Participating Fund.

Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from any authorized dealer or the Distributor.


As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.



Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated telephone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions, see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.






                                 FEDERAL INCOME

                                    TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.



The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the year ended May 31, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. The information for the years ended May 31, 1999, 1998, 1997 and 1996 has been audited by PricewaterhouseCoopers LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                                Class A Shares
                                                                              Year Ended May 31,
                                                                 2000      1999      1998      1997      1996
--------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of the Period....................     $1.00     $1.00     $1.00     $1.00     $1.00
                                                                ------    ------    ------    ------    ------
Net Investment Income.......................................     .0482     .0449     .0467     .0440     .0465

Less Distributions from Net Investment Income...............    (.0482)   (.0449)   (.0467)   (.0440)   (.0465)
                                                                ------    ------    ------    ------    ------

Net Asset Value, End of the Period..........................     $1.00     $1.00     $1.00     $1.00     $1.00
                                                                ======    ======    ======    ======    ======

Total Return(b).............................................     4.92%     4.55%     4.78%     4.52%     4.75%
Net Assets at End of the Period (In millions)...............    $573.3    $529.6    $634.1    $451.3    $440.3
Ratio of Expenses to Average Net Assets*(a).................     0.82%     0.84%     1.02%     1.02%     1.07%
Ratio of Net Investment Income to Average Net Assets*.......     4.71%     4.38%     4.60%     4.38%     4.62%


                                                                              Class B Shares
                                                                            Year Ended May 31,
                                                               2000      1999      1998      1997      1996
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................   $1.00     $1.00     $1.00     $1.00     $1.00
                                                              ------    ------    ------    ------    ------
Net Investment Income.......................................   .0406     .0374     .0391     .0363     .0388
Less Distributions from Net Investment Income...............  (.0406)   (.0374)   (.0391)   (.0363)   (.0388)
                                                              ------    ------    ------    ------    ------
Net Asset Value, End of the Period..........................   $1.00     $1.00     $1.00     $1.00     $1.00
                                                              ======    ======    ======    ======    ======
Total Return(b).............................................   4.14%(b)  3.78%(b)  3.99%(b)  3.71%(b)  3.95%(b)
Net Assets at End of the Period (In millions)...............  $238.8    $129.8    $123.0    $103.0     $81.5
Ratio of Expenses to Average Net Assets*(a).................   1.57%     1.63%     1.79%     1.77%     1.86%
Ratio of Net Investment Income to Average Net Assets*.......   3.96%     3.71%     3.91%     3.70%     3.75%


                                                                              Class C Shares
                                                                            Year Ended May 31,
                                                               2000      1999      1998      1997      1996
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................   $1.00     $1.00     $1.00     $1.00     $1.00
                                                              ------    ------    ------    ------    ------
Net Investment Income.......................................   .0406     .0373     .0392     .0362     .0387
Less Distributions from Net Investment Income...............  (.0406)   (.0373)   (.0392)   (.0362)   (.0387)
                                                              ------    ------    ------    ------    ------
Net Asset Value, End of the Period..........................   $1.00     $1.00     $1.00     $1.00     $1.00
                                                              ======    ======    ======    ======    ======
Total Return(b).............................................   4.14%(c)  3.77%(c)  3.99%(c)  3.72%(c)  3.94%(c)
Net Assets at End of the Period (In millions)...............   $54.7     $26.9     $16.1      $8.4      $9.7
Ratio of Expenses to Average Net Assets*(a).................   1.57%     1.63%     1.78%     1.78%     1.87%
Ratio of Net Investment Income to Average Net Assets*.......   3.96%     3.73%     3.91%     3.64%     3.81%



 * For the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.


(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.


(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within the first and second year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.


(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

                   See Financial Statements and Notes thereto

                               BOARD OF TRUSTEES
                                  AND OFFICERS

                               BOARD OF TRUSTEES

J. Miles Branagan     Richard F. Powers, III*
Jerry D. Choate       Phillip B. Rooney
Linda Hutton Heagy    Fernando Sisto
R. Craig Kennedy      Wayne W. Whalen*, Chairman
Mitchell M. Merin*    Suzanne H. Woolsey
Jack E. Nelson

                                    OFFICERS

Richard F. Powers, III*
President

Stephen L. Boyd*
Executive Vice President and Chief Investment Officer

A. Thomas Smith III*
Vice President and Secretary

John H. Zimmermann, III*
Vice President

Michael H. Santo*
Vice President

Richard A. Ciccarone*
Vice President

John R. Reynoldson*
Vice President

John L. Sullivan*
Vice President, Chief Financial Officer and Treasurer

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

FUNDINFO(R)
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com


VAN KAMPEN RESERVE FUND

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Reserve Fund


Custodian
STATE STREET BANK AND TRUST COMPANY

225 Franklin Street, PO Box 1713

Boston, MA 02105-1713

Attn: Van Kampen Reserve Fund


Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

                                   VAN KAMPEN
                                 RESERVE  FUND

                                   PROSPECTUS
                               SEPTEMBER 28, 2000
                 A Statement of Additional Information, which
                 contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports to shareholders.

                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                            [VAN KAMPEN FUNDS LOGO]


The Fund's Investment Company Act File No. is 811-2482.            RES PRO  9/00

                      STATEMENT OF ADDITIONAL INFORMATION

                            VAN KAMPEN RESERVE FUND


     Van Kampen Reserve Fund's (the "Fund") investment objective is to seek protection of capital and high current income. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing in a portfolio of U.S. dollar-denominated money-market securities.


     The Fund is organized as a diversified series of the Van Kampen Reserve Fund, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                 ---------------------------------------------

                               TABLE OF CONTENTS
                 ---------------------------------------------


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Policies and Risks....................    B-3
Investment Restrictions.....................................    B-6
Description of Securities Ratings...........................    B-9
Trustees and Officers.......................................    B-13
Investment Advisory Agreement...............................    B-22
Other Agreements............................................    B-23
Distribution and Service....................................    B-23
Transfer Agent..............................................    B-26
Portfolio Transactions and Brokerage Allocation.............    B-26
Shareholder Services........................................    B-28
Redemption of Shares........................................    B-30
Waiver of Class B and Class C Contingent Deferred Sales
  Charge....................................................    B-30
Taxation....................................................    B-32
Yield Information...........................................    B-36
Other Information...........................................    B-38
Report of Independent Accountants...........................    F-1
Financial Statements........................................    F-2
Notes to Financial Statements...............................    F-10



     THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED SEPTEMBER 28, 2000.



                                                                    RES SAI 9/00

                              GENERAL INFORMATION

     The Fund was originally incorporated in Maryland on March 28, 1974 under the name American Capital Reserve Fund, Inc. As of July 31, 1995, the Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Reserve Fund. The Trust is a business trust organized under the laws of the State of Delaware. On July 14, 1998, the Fund and the Trust adopted their present names.


     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.



     Morgan Stanley Dean Witter is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities; asset management; and credit services.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.


     The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than to holders of Class A Shares.



     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of September 5, 2000, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund except as follows:



       NAME AND ADDRESS                             NUMBER OF
       OF RECORD HOLDER          CLASS OF SHARES   SHARES HELD   PERCENT OF CLASS
       ----------------          ---------------   -----------   ----------------

Van Kampen Trust Company            A              113,583,513        26.00%
  2800 Post Oak Blvd.               B               43,146,391        26.78%
  Houston, TX 77056                 C                8,927,570        18.96%


     Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS



     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.


MONEY-MARKET SECURITIES

     The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing the Fund's securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below.

     In accordance with Rule 2a-7, the Fund is required to (i) maintain a dollar-weighted average portfolio maturity of 90 days or less, (ii) purchase only instruments having remaining maturities of 13 months or less and (iii) invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Trustees to present minimal credit risks. Additionally, securities purchased for investment must be rated in one of the two highest short-term rating categories for debt obligations by any two nationally recognized statistical rating organizations ("NRSROs") (or any one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Trustees.



     In addition, the Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of a single issuer, except that (i) the Fund may invest up to 25% of its total assets in the "first tier securities" of a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Fund may invest in obligations issued or guaranteed by the U.S. government without any such limitation, and (iii) the Fund may invest, with limitations, more than 5% of its total assets in securities subject to a guarantee issued by a non-controlled person. First tier securities are those that have been rated in the highest rating category for short-term obligations by at least two NRSROs (or one NRSRO if the instrument was rated by only one such organization), and unrated securities determined by the Fund's Board of Trustees to be comparable to those rated in the highest category. The Fund will be limited to 5% of the Fund's total assets for other permitted investments not in the first tier ("second tier securities"), with the investment in any one such issuer being limited to no more than the greater of 1% of the Fund's total assets or $1,000,000. As to each security, these percentages are measured at the time the Fund purchases the security.


     If a security's rating is downgraded, the Adviser and/or the Fund's Board of Trustees may have to reassess the security's credit risk. If a security has ceased to be a first tier security, the Adviser will promptly reassess whether the security continues to present minimal credit risk. If the Adviser becomes aware that any NRSRO has downgraded its rating of a second tier security or rated previously unrated security below its second highest rating category, the Fund's Board of Trustees shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the Fund to dispose of it. If the Fund disposes of the security within five days of the Adviser learning of the downgrade, the Adviser will provide the Board with subsequent notice of such downgrade. If a security is in default, ceases to be a security permitted for investment, is determined no longer to present minimal credit risks or if an event of insolvency as defined in Rule 2a-7 occurs, the Fund must dispose of the security as soon as practicable unless the Fund's Board of Trustees determines it would be in the best interests of the Fund not to dispose of the security. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


REPURCHASE AGREEMENTS



     Repurchase agreements are collateralized by the underlying securities and may be considered to be loans under the 1940 Act. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities must be of a type in which the Fund may invest (normally securities of the U.S. government, or its agencies and instrumentalities), except that the underlying securities may have maturity dates exceeding one year. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto;
(b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.



     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.



ILLIQUID SECURITIES



     The Fund may invest up to 10% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days, and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.



LOANS OF PORTFOLIO SECURITIES



     The Fund may lend portfolio securities to brokers, dealers and financial institutions provided that cash equal to 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower is required to pay the Fund any income accruing thereon. Furthermore, the Fund may invest the cash collateral in portfolio securities thereby increasing the return to the Fund as well as increasing the market risk to the Fund. The Fund does not presently intend to lend its portfolio securities in excess of 5% of its total assets.


     Loans would be made for short-term purposes and subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders, but any gain can be realized only if the borrower does not default. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan.

                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:


      1. Purchase any security which matures more than two years from the date of purchase. As set forth under "Investment Objective, Policies and Risks" in the

         Prospectus, the Fund's operating policy is not to purchase any security having a remaining maturity of more than 13 months.

      2. Purchase any security other than (a) obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; (b) bank time deposits, certificates of deposit and bankers' acceptances which are obligations of a domestic bank (or a foreign branch or subsidiary thereof), or of a foreign bank, rated at the time of investment A-1 and A-2 by Moody's or Prime-1 and Prime-2 by S & P; (c) instruments secured by a bank obligation described in item 2(b); (d) commercial paper if rated A by S & P's or Prime by Moody's, or if not rated, issued by a company having an outstanding debt issue rated at least A by S & P's or Moody's (see "Description of Securities Ratings" for an explanation of these ratings); and (e) repurchase agreements collateralized by the debt securities described above.

      3. Issue any senior security, although the Fund may borrow as set forth under item 14 below.

      4. Purchase or sell real estate; although the Fund may purchase securities issued by companies, including real estate investment trusts, which invest in real estate or interest therein.

      5. Purchase securities on margin, make short sales of securities or maintain a short position.

      6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs.


      7. The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



      8. Make investments for the purpose of exercising control or management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



      9. Lend its portfolio securities in excess of 10% of its total assets, both taken at market value provided that any loans shall be in accordance with the guidelines established for such loans by the Trustees of the Fund as described under "Investment Objective, Policies and Risks -- Loans of Portfolio Securities," including the maintenance of collateral from the borrower equal at all times to the current market value of the securities loaned.


     10. Invest in securities, except repurchase agreements, for which there are legal or contractual restrictions on resale, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.


     11. Underwrite securities of other issuers except that the Fund may sell an investment position even though it may be deemed an underwriter as that term is defined under the Securities Act of 1933, as amended (the "1933 Act").

     12. Invest in warrants, or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

     13. Purchase or retain securities of any issuer if those officers and directors of the Fund or its investment adviser who own beneficially more than 0.50% of the securities of such issuer, together own more than 5% of the securities of such issuer.

     14. Borrow money, except from banks for temporary or emergency purposes and then in amounts not exceeding 10% of the value of the Fund's total net assets; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not exceeding the lesser of the dollar amount borrowed or 5% of the value of the Fund's assets at the time of such borrowing (the Fund will not borrow for leveraging or investment but only to meet redemption requests which might otherwise require undue dispositions of portfolio securities).

     15. Lend money, except through the purchase or holding of the types of debt securities in which the Fund may invest.

     16. With respect to 75% of its assets, purchase securities if the purchase would cause the Fund, at that time, to have more than 5% of the value of its total assets invested in the securities of any one issuer (except obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements fully collateralized thereby).

     17. Invest in the securities of any issuer, if immediately thereafter, the Fund would own more than 10% of the total value of all outstanding securities of such issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     18. Invest more than 5% of its assets in companies having a record together with predecessors, of less than three years continuous operation.

     19. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the U.S. government and of domestic branches of U.S. banks).

                       DESCRIPTION OF SECURITIES RATINGS

     Below is a description of the two highest rating categories for short-term debt obligations and long-term debt obligations by the "nationally recognized statistical rating organizations." The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

                            SHORT-TERM DEBT RATINGS


     MOODY'S INVESTORS SERVICE, INC. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of one year), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:



PRIME-1: Superior ability for repayment. Ability will normally be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2: Strong ability for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
           Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
PRIME-3: Acceptable ability for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


     The following rating designations for state and municipal notes, are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:


MIG-1/
VMIG-1:    This designation denotes superior credit quality.
           Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
MIG-2/
VMIG-2: This designation denotes strong credit quality. Margins of protection are ample though not so large as in the preceding group.

MIG-3/
VMIG-3:    This designation denotes acceptable credit quality.
           Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.


     STANDARD & POOR'S ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:


   A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
   A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
   A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


     The following ratings by S&P for state and municipal notes assess the likelihood of payment:


  SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
  SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.



     FITCH IBCA, DUFF & PHELPS. Fitch's short-term debt credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.



     Short-term debt credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet the financial commitments in a timely manner.



   F-1: Highest credit quality, indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
   F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
   F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.



Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to short-term ratings other than "F1".


                             LONG-TERM DEBT RATINGS

     These ratings are relevant for securities purchased by the Fund with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations. Bonds (including municipal bonds) are rated as follows:

MOODY'S INVESTORS SERVICE, INC.:


   AAA: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.
    AA: Judged to be of high quality by all standards. Together with "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
     A: Possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



     Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" and "A" rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S:


    AAA: The highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.
     AA: Differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
      A: Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.



FITCH IBCA, DUFF & PHELPS



    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
      A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectations of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES


                                                       PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
          ---------------------                       --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of
1632 Morning Mountain Road                  the funds in the Fund Complex. Co-founder, and
Raleigh, NC 27614                           prior to August 1996, Chairman, Chief Executive
Date of Birth: 07/14/32                     Officer and President, MDT Corporation (now
Age: 68                                     known as Getinge/Castle, Inc., a subsidiary of
                                            Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services
                                            medical and scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological
53 Monarch Bay Drive                        company. Trustee/Director of each of the funds
Dana Point, CA 92629                        in the Fund Complex. Prior to January 1999,
Date of Birth: 09/16/38                     Chairman and Chief Executive Officer of The
Age: 62                                     Allstate Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995,
                                            President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various
                                            management positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an
Sears Tower                                 executive search firm. Trustee/Director of each
233 South Wacker Drive                      of the funds in the Fund Complex. Prior to
Suite 7000                                  1997, Partner, Ray & Berndtson, Inc., an
Chicago, IL 60606                           executive recruiting and management consulting
Date of Birth: 06/03/48                     firm. Formerly, Executive Vice President of ABN
Age: 52                                     AMRO, N.A., a Dutch bank holding company. Prior
                                            to 1992, Executive Vice President of La Salle
                                            National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the
                                            Board of The YMCA of Metropolitan Chicago and a
                                            member of the Women's Board of the University
                                            of Chicago. Prior to 1996, Trustee of The
                                            International House Board, a fellowship and
                                            housing organization for international graduate
                                            students.

                                                       PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
          ---------------------                       --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of
11 DuPont Circle, N.W.                      the United States, an independent U.S.
Washington, D.C. 20016                      foundation created to deepen understanding,
Date of Birth: 02/29/52                     promote collaboration and stimulate exchanges
Age: 48                                     of practical experience between Americans and
                                            Europeans. Trustee/Director of each of the
                                            funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed
                                            futures and option company that invests money
                                            for individuals and institutions. Prior to
                                            1992, President and Chief Executive Officer,
                                            Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset
Two World Trade Center                      Management of Morgan Stanley Dean Witter since
66th Floor                                  December 1998. President and Director since
New York, NY 10048                          April 1997 and Chief Executive Officer since
Date of Birth: 08/13/53                     June 1998 of Morgan Stanley Dean Witter
Age: 47                                     Advisors Inc. and Morgan Stanley Dean Witter
                                            Services Company Inc. Chairman, Chief Executive
                                            Officer and Director of Morgan Stanley Dean
                                            Witter Distributors Inc. since June 1998.
                                            Chairman and Chief Executive Officer since June
                                            1998, and Director since January 1998, of
                                            Morgan Stanley Dean Witter Trust FSB. Director
                                            of various Morgan Stanley Dean Witter
                                            subsidiaries. President of the Morgan Stanley
                                            Dean Witter Funds since May 1999.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex. Previously Chief Strategic
                                            Officer of Morgan Stanley Dean Witter Advisors
                                            Inc. and Morgan Stanley Dean Witter Services
                                            Company Inc. and Executive Vice President of
                                            Morgan Stanley Dean Witter Distributors Inc.
                                            April 1997-June 1998, Vice President of the
                                            Morgan Stanley Dean Witter Funds May 1997-April
                                            1999, and Executive Vice President of Dean
                                            Witter, Discover & Co.
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company
Winter Park, FL 32789                       and registered investment adviser in the State
Date of Birth: 02/13/36                     of Florida. President and owner, Nelson Ivest
Age: 64                                     Brokerage Services Inc., a member of the
                                            National Association of Securities Dealers,
                                            Inc. and Securities Investors Protection Corp.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

                                                       PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
          ---------------------                       --------------------------
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer
1 Parkview Plaza                            of Van Kampen Investments. Chairman, Director
P.O. Box 5555                               and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181-5555             the Distributor, Van Kampen Advisors Inc. and
Date of Birth: 02/02/46                     Van Kampen Management Inc. Director and officer
Age: 54                                     of certain other subsidiaries of Van Kampen
                                            Investments. Chief Sales and Marketing Officer
                                            of Morgan Stanley Dean Witter Asset Management
                                            Inc. Trustee/Director and President of each of
                                            the funds in the Fund Complex. Trustee,
                                            President and Chairman of the Board of other
                                            investment companies advised by the Advisers
                                            and their affiliates, and Chief Executive
                                            Officer of Van Kampen Exchange Fund. Prior to
                                            May 1998, Executive Vice President and Director
                                            of Marketing at Morgan Stanley Dean Witter and
                                            Director of Dean Witter Discover & Co. and Dean
                                            Witter Realty. Prior to 1996, Director of Dean
                                            Witter Reynolds Inc.
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director
One ServiceMaster Way                       (since 1994) of The ServiceMaster Company, a
Downers Grove, IL 60515                     business and consumer services company.
Date of Birth: 07/08/44                     Director of Illinois Tool Works, Inc., a
Age: 56                                     manufacturing company and the Urban Shopping
                                            Centers Inc., a retail mall management company.
                                            Trustee, University of Notre Dame.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex. Prior to 1998, Director of Stone
                                            Smurfit Container Corp., a paper manufacturing
                                            company. From May 1996 through February 1997 he
                                            was President, Chief Executive Officer and
                                            Chief Operating Officer of Waste Management,
                                            Inc., an environmental services company, and
                                            from November 1984 through May 1996 he was
                                            President and Chief Operating Officer of Waste
                                            Management, Inc.

Fernando Sisto............................  Professor Emeritus. Prior to August 1996, a
155 Hickory Lane                            George M. Bond Chaired Professor with Stevens
Closter, NJ 07624                           Institute of Technology, and prior to 1995,
Date of Birth: 08/02/24                     Dean of the Graduate School, Stevens Institute
Age: 76                                     of Technology. Director, Dynalysis of
                                            Princeton, a firm engaged in engineering
                                            research. Trustee/Director of each of the funds
                                            in the Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal counsel
Chicago, IL 60606                           to the funds in the Fund Complex and other
Date of Birth: 08/22/39                     investment companies advised by the Advisers.
Age: 61                                     Trustee/Director of each of the funds in the
                                            Fund Complex, and Trustee/ Managing General
                                            Partner of other investment companies advised
                                            by the Advisers.

                                                       PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
          ---------------------                       --------------------------
Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy
2101 Constitution Ave., N.W.                of Sciences/National Research Council, an
Room 206                                    independent, federally chartered policy
Washington, D.C. 20418                      institution, since 1993. Director of Neurogen
Date of Birth: 12/27/41                     Corporation, a pharmaceutical company, since
Age: 58                                     January 1998. Director of the German Marshall
                                            Fund of the United States, Trustee of Colorado
                                            College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/
                                            Director of each of the funds in the Fund
                                            Complex. Prior to 1993, Executive Director of
                                            the Commission on Behavioral and Social
                                            Sciences and Education at the National Academy
                                            of Sciences/National Research Council. From
                                            1980 through 1989, Partner of Coopers &
                                            Lybrand.

------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. Merin and Powers are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS

     Messrs. Smith, Santo, Ciccarone, Reynoldson, Sullivan and Zimmermann are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056.


      NAME, AGE, POSITIONS AND                        PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                            DURING PAST 5 YEARS
      ------------------------                        ---------------------

A. Thomas Smith III..................  Executive Vice President, General Counsel,
  Date of Birth: 12/14/56              Secretary and Director of Van Kampen Investments,
  Age: 43                              the Advisers, Van Kampen Advisors Inc., Van Kampen
  Vice President and Secretary         Management Inc., the Distributor, American Capital
                                       Contractual Services, Inc., Van Kampen Exchange
                                       Corp., Van Kampen Recordkeeping Services Inc.,
                                       Investor Services, Van Kampen Insurance Agency of
                                       Illinois Inc. and Van Kampen System Inc. Vice
                                       President and Secretary of each of the funds in the
                                       Fund Complex and Vice President and Secretary/Vice
                                       President, Principal Legal Officer and Secretary of
                                       other investment companies advised by the Advisers
                                       or their affiliates. Prior to January 1999, Vice
                                       President and Associate General Counsel to New York
                                       Life Insurance Company ("New York Life"), and prior
                                       to March 1997, Associate General Counsel of New
                                       York Life. Prior to December 1993, Assistant
                                       General Counsel of The Dreyfus Corporation. Prior
                                       to August 1991, Senior Associate, Willkie Farr &
                                       Gallagher. Prior to January 1989, Staff Attorney at
                                       the Securities and Exchange Commission, Division of
                                       Investment Management, Office of Chief Counsel.

Michael H. Santo.....................  Executive Vice President, Chief Administrative
  Date of Birth: 10/22/55              Officer and Director of Van Kampen Investments, the
  Age: 44                              Advisers, the Distributor, Van Kampen Advisors
  Vice President                       Inc., Van Kampen Management Inc. and Van Kampen
                                       Investor Services Inc., and serves as a Director or
                                       Officer of certain other subsidiaries of Van Kampen
                                       Investments. Vice President of each of the funds in
                                       the Fund Complex and certain other investment
                                       companies advised by the Advisers and their
                                       affiliates. Prior to 1998, Senior Vice President
                                       and Senior Planning Officer for Individual Asset
                                       Management of Morgan Stanley Dean Witter and its
                                       predecessor since 1994. From 1990-1994, First Vice
                                       President and Assistant Controller in Dean Witter's
                                       Controller's Department.

      NAME, AGE, POSITIONS AND                        PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                            DURING PAST 5 YEARS
      ------------------------                        ---------------------
Stephen L. Boyd......................  Executive Vice President and Chief Investment
  Date of Birth: 11/16/40              Officer of Van Kampen Investments, and President
  Age: 59                              and Chief Operating Officer of the Advisers.
  Executive Vice President and Chief   Executive Vice President and Chief Investment
  Investment Officer                   Officer of each of the funds in the Fund Complex
                                       and certain other investment companies advised by
                                       the Advisers or their affiliates. Prior to April
                                       2000, Executive Vice President and Chief Investment
                                       Officer for Equity Investments of the Advisers.
                                       Prior to October 1998, Vice President and Senior
                                       Portfolio Manager with AIM Capital Management, Inc.
                                       Prior to February 1998, Senior Vice President and
                                       Portfolio Manager of Van Kampen American Capital
                                       Asset Management, Inc., Van Kampen American Capital
                                       Investment Advisory Corp. and Van Kampen American
                                       Capital Management, Inc.

Richard A. Ciccarone.................  Senior Vice President and Co-head of the Fixed
  Date of Birth: 06/15/52              Income Department of the Advisers, Van Kampen
  Age: 48                              Management Inc. and Van Kampen Advisors Inc. Prior
  Vice President                       to May 2000, he served as Co-head of Municipal
                                       Investments and Director of Research of the
                                       Advisers, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Mr. Ciccarone first joined the
                                       Adviser in June 1983, and worked for the Adviser
                                       until May 1989, with his last position being a Vice
                                       President. From June 1989 to April 1996, he worked
                                       at EVEREN Securities (formerly known as Kemper
                                       Securities), with his last position at EVEREN being
                                       an Executive Vice President. Since April 1996, Mr.
                                       Ciccarone has been a Senior Vice President of the
                                       Advisers, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc.

John R. Reynoldson...................  Senior Vice President and Co-head of the Fixed
  Date of Birth: 05/15/53              Income Department of the Advisers, Van Kampen
  Age: 47                              Management Inc. and Van Kampen Advisors Inc. Prior
  Vice President                       to May 2000, he managed the investment grade
                                       taxable group for the Adviser since July 1999. From
                                       July 1988 to June 1999, he managed the government
                                       securities bond group for Asset Management. Mr.
                                       Reynoldson has been with Asset Management since
                                       April 1987, and has been a Senior Vice President of
                                       Asset Management since July 1988. He has been a
                                       Senior Vice President of the Adviser and Van Kampen
                                       Management Inc. since June 1995 and Senior Vice
                                       President of Van Kampen Advisors Inc. since June
                                       2000.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and
  Date of Birth: 08/20/55              the Advisers. Vice President, Chief Financial
  Age: 45                              Officer and Treasurer of each of the funds in the
  Vice President, Chief Financial      Fund Complex and certain other investment companies
  Officer and Treasurer                advised by the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                        PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                            DURING PAST 5 YEARS
      ------------------------                        ---------------------
John H. Zimmermann, III..............  Senior Vice President and Director of Van Kampen
  Date of Birth: 11/25/57              Investments, President and Director of the
  Vice President                       Distributor, and President of Van Kampen Insurance
  Age: 42                              Agency of Illinois Inc. Vice President of each of
                                       the funds in the Fund Complex. From November 1992
                                       to December 1997, Mr. Zimmermann was Senior Vice
                                       President of the Distributor.


     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of the Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.


     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.


                               COMPENSATION TABLE



                                                        Fund Complex
                                         -------------------------------------------
                                                                         Aggregate
                                                          Aggregate      Estimated
                                                         Pension or       Maximum          Total
                                           Aggregate     Retirement       Annual       Compensation
                           Year First    Compensation     Benefits     Benefits from      before
                          Appointed or      before       Accrued as      the Fund      Deferral from
                           Elected to    Deferral from     Part of         Upon            Fund
        Name(1)            the Board     the Trust(2)    Expenses(3)   Retirement(4)    Complex(5)
        -------           ------------   -------------   -----------   -------------   -------------
J. Miles Branagan             1991          $2,137         $40,303        $60,000        $126,000
Jerry D. Choate(1)            1999           2,137               0         60,000          88,700
Linda Hutton Heagy            1995           2,137           5,045         60,000         126,000
R. Craig Kennedy              1995           2,137           3,571         60,000         125,600
Jack E. Nelson                1995           2,137          21,664         60,000         126,000
Phillip B. Rooney             1997           2,137           7,787         60,000         113,400
Fernando Sisto                1978           2,137          72,060         60,000         126,000
Wayne W. Whalen               1995           2,137          15,189         60,000         126,000
Suzanne H. Woolsey(1)         1999           2,137               0         60,000          88,700


------------------------------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Fund and other funds in the Fund Complex on May 26, 1999 and therefore do not have a full calendar year of information to report. Paul G. Yovovich resigned as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on April 14, 2000.



(2) The amounts shown in this column represent the Aggregate Compensation before deferral with respect to the Fund's fiscal year ended May 31, 2000. The following trustees deferred compensation from the Fund during the fiscal year ended May 31, 2000: Mr. Branagan, $2,137; Mr. Choate, $2,137; Ms. Heagy, $2,137; Mr. Kennedy, $1,068; Mr. Nelson, $2,137; Mr. Rooney, $2,137;
    Mr. Sisto, $1,168; and Mr. Whalen, $2,137. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of the Fund's fiscal year ended May 31, 2000 is as follows: Mr. Branagan, $11,108; Mr. Choate, $2,528; Mr. Gaughan, $936; Ms. Heagy,

    $8,891; Mr. Kennedy, $19,792; Mr. Miller, $8,912; Mr. Nelson, $29,183; Mr.
    Rees, $30,406; Mr. Robinson, $14,443; Mr. Rooney, $10,265; Mr. Sisto,
    $16,902 and Mr. Whalen, $20,664. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 1999. The retirement plan is described above the Compensation Table.


(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.


(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1999 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1999. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $279,250 during the calendar year ended December 31, 1999.



     As of September 5, 2000, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.



     The Fund, the Adviser and the Distributor have adopted Codes of Ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                         INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.



     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed 1% of the Fund's average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to its distribution plans.



     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



     During the fiscal years ended May 31, 2000, 1999 and 1998, the Adviser received approximately $3,651,500, $3,246,800 and $2,251,200, respectively, in advisory fees from the Fund.

                                OTHER AGREEMENTS


     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



     During the fiscal years ended May 31, 2000, 1999 and 1998, Advisory Corp. received approximately $38,200, $227,500 and $131,800, respectively, in accounting services fees from the Fund.


                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen Funds and increases in net assets of the Fund and other Van Kampen Funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."



     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.



     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.



     Because of fluctuation in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of May 31, 2000, there were $4,104,542 and $154,909 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 1.72% and 0.28% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     For the fiscal year ended May 31, 2000, the Fund's aggregate expenses paid under the Plans for Class A Shares were $1,039,290 or 0.15% of the Class A Shares' average daily net assets. For the fiscal year ended May 31, 2000, the Fund's aggregate expenses paid under the Plans for Class B Shares were $1,706,385 or 0.90% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments:
$1,412,386 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $293,999 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended May 31, 2000, the Fund's aggregate expenses paid under the Plans for Class C Shares were $365,565 or 0.90% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $234,110 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $131,455 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.



     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money-market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their shares.


     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     During the past three years, the Fund paid no commissions to brokers on the purchase or sale of portfolio securities.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds (as defined in the Prospectus) will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers, by bank wire or by mailing a check directly to Investor Services.


SHARE CERTIFICATES


     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.


AUTOMATED CLEARING HOUSE("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may, upon written request or by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services--Retirement Plans."



     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.



     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage charges and a gain or loss for federal income tax purposes upon the shareholder's subsequent disposition of such securities.


                    WAIVER OF CLASS B AND CLASS C CONTINGENT

                             DEFERRED SALES CHARGES



     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury Regulations Section 1.401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.



     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE


     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.


INVOLUNTARY REDEMPTIONS OF SHARES


     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of the Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION


FEDERAL INCOME TAXATION OF THE FUND


     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount of investment company taxable income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest charges and make distributions before requalifying for taxation as a regulated investment company.



     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.



DISTRIBUTIONS TO SHAREHOLDERS



     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the dividends received deduction for corporations.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes generally will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES


     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

NON-U.S. SHAREHOLDERS

     A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder.


     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.



     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.



     United States Treasury regulations, generally effective for payments made after December 31, 2000, modify the withholding, backup withholding and information reporting rules, including the procedures to be followed by foreign investors in establishing foreign status. Prospective foreign investors should consult their tax advisers concerning the applicability and effect of such Treasury regulations on an investment in shares of the Fund.


     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the

Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.


     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.



INFORMATION REPORTING



     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the aggregate amount of dividends paid that are subject to backup withholding (if any) and the amount of tax withheld with respect to such dividends pursuant to the backup withholding rules. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence. Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Non-U.S. Shareholders" are not subject to backup withholding.


GENERAL


     The federal income tax discussion set forth above is for general information only. Prospective investors and shareholders should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                               YIELD INFORMATION

     From time to time the Fund may advertise its "yield" and "effective yield."

     Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The yield of the Fund is its net income expressed in annualized terms. The SEC requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven-calendar-day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size. The Fund may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

     Yield and effective yield are calculated separately for Class A Shares, Class B Shares and Class C Shares. Because of the differences in distribution fees, the yield and effective yield for each class of shares will differ.

     The yield and effective yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in the Fund, their quality and length of maturity, and the Fund's operating expenses. The length of maturity for the Fund is the average dollar-weighted maturity of the Fund. This means that the Fund has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

     The yield and effective yield fluctuate daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield and effective yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that there is no guarantee that the net asset value will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Fund with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction.

     Other funds of the money market type as well as banks and savings and loan associations may calculate their yield on a different basis, and the yield quoted by the Fund could vary upwards or downwards if another method of calculation or base period were used.

     Additionally, since yield and effective yield fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield and effective yield are generally a function of the kind and quality of the instrument held in a fund's portfolio, portfolio maturity, operating expenses and market conditions.

     From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. The Fund will also be marketed on the Internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may include the yield quotation as of a current period. Such yield information will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar-cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed yields.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.

                               OTHER INFORMATION

CUSTODY OF ASSETS


     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.


SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT AUDITORS



     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors, effective May 18, 2000. PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, Illinois 60601 ("PWC"), ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser. The change in independent accountants was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).


LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Reserve Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Reserve Fund, as of May 31, 2000, and the related statement of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of Van Kampen Reserve Fund for the year ended May 31, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated July 1, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Reserve Fund at May 31, 2000, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

[ERNST & YOUNG LLP SIG]
Chicago, IL
July 14, 2000

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

May 31, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

  PAR                                                 YIELD ON
 AMOUNT                                               DATE OF                AMORTIZED
 (000)                    DESCRIPTION                 PURCHASE   MATURITY       COST
           CERTIFICATES OF DEPOSIT  16.1%
$ 9,000    Bank of America...........................   6.433%   10/16/00   $  8,996,668
 16,000    Bank of America...........................   6.974    10/16/00     16,000,000
 25,000    BNP Paribas...............................   6.608    06/27/00     25,000,000
 25,000    Canadian Imperial Bank....................   6.728    08/08/00     24,998,436
 25,000    Northern Trust Co. .......................   6.242    06/21/00     25,000,274
 15,000    SunTrust Bank.............................   6.284    07/06/00     15,000,343
 25,000    UBS, AG...................................   5.673    07/17/00     24,990,362
                                                                            ------------
           Total Certificates of Deposit.................................    139,986,083
                                                                            ------------

           COMMERCIAL PAPER  57.2%
 25,000    Abbott Labs...............................   6.595    06/30/00     24,869,701
 12,500    American Express Credit Corp. ............   6.572    06/02/00     12,497,750
 25,000    American Express Credit Corp. ............   6.594    06/29/00     24,874,194
 25,000    American General Finance Corp. ...........   6.855    08/28/00     24,593,611
 25,000    Associates Corp. of North America.........   6.855    06/01/00     25,000,000
 25,000    Bank of Nova Scotia.......................   6.192    06/26/00     24,894,445
 25,000    Chevron USA, Inc. ........................   6.575    06/13/00     24,946,083
 25,000    CIT Group Holdings, Inc. .................   6.190    06/05/00     24,983,056
 25,000    Citicorp..................................   6.487    06/16/00     24,933,542
 25,000    Coca Cola Co. ............................   6.618    07/10/00     24,824,500
 25,000    DaimlerChrysler Corp. ....................   6.329    06/02/00     24,995,667
 12,500    DaimlerChrysler Corp. ....................   6.629    06/07/00     12,486,396
 25,000    Ford Motor Credit Corp. ..................   6.693    07/13/00     24,808,958
 13,000    General Electric Capital Corp. ...........   6.815    06/01/00     13,000,000
 25,000    General Electric Capital Corp. ...........   6.348    06/19/00     24,922,000
 25,000    General Motors Acceptance Corp. ..........   6.220    06/14/00     24,944,750
 25,000    IBM Credit Corp. .........................   6.196    06/01/00     25,000,000
 25,000    Merrill Lynch & Co. Inc. .................   6.748    07/24/00     24,757,451
 25,000    Norwest Financial, Inc. ..................   6.126    06/12/00     24,953,938
 25,000    Prudential Funding Corp. .................   6.672    07/12/00     24,814,076
 10,000    Societe Generale North America Inc. ......   6.402    11/09/00      9,725,406
 25,000    State Street Boston Corp. ................   6.040    06/07/00     24,975,208
                                                                            ------------
           Total Commercial Paper........................................    495,800,732
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2000

  PAR                                                            YIELD ON
 AMOUNT                                                          DATE OF     AMORTIZED
 (000)                    DESCRIPTION                  COUPON    PURCHASE       COST
           NOTE  1.2%
$10,000    LaSalle National Bank.....................   6.571%   11/03/00   $ 10,000,000
                                                                            ------------

           U.S. GOVERNMENT AGENCY OBLIGATIONS  8.3%
 15,000    Federal Home Loan Mortgage Association
           Discount Note.............................   6.379    06/06/00     14,986,906
 15,000    Federal Home Loan Mortgage Association
           Discount Note.............................   6.151    07/06/00     14,912,062
 20,000    Federal National Mortgage Association
           Discount Note.............................   5.331    07/07/00     19,895,400
 15,000    Student Loan Marketing Medium Term Note...   6.063    08/03/00     15,010,738
  7,500    Student Loan Marketing Short Term Note....   6.265    09/21/00      7,495,739
                                                                            ------------
           Total U.S. Government Agency Obligations......................     72,300,845
                                                                            ------------

           REPURCHASE AGREEMENT  5.6%
           BankAmerica Securities ($48,200,000 par collateralized by U.S.
           Government obligations in a pooled cash account, dated
           05/31/00, to be sold on 06/01/00 at $48,208,663)..............     48,200,000
                                                                            ------------

TOTAL INVESTMENTS  88.4% (A).............................................    766,287,660

OTHER ASSETS IN EXCESS OF LIABILITIES  11.6%.............................    100,515,526
                                                                            ------------

NET ASSETS  100.0%.......................................................   $866,803,186
                                                                            ============

(a) At May 31, 2000, cost is identical for both book and federal income tax purposes.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
May 31, 2000

ASSETS:
Total Investments, at amortized cost which approximates
  market....................................................  $766,287,660
Receivables:
  Fund Shares Sold..........................................   109,644,921
  Interest..................................................     2,497,971
Other.......................................................        75,504
                                                              ------------
    Total Assets............................................   878,506,056
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................    10,031,082
  Distributor and Affiliates................................       464,206
  Income Distributions......................................       399,641
  Investment Advisory Fee...................................       260,244
  Custodian Bank............................................       192,610
Trustees' Deferred Compensation and Retirement Plans........       223,756
Accrued Expenses............................................       131,331
                                                              ------------
    Total Liabilities.......................................    11,702,870
                                                              ------------
NET ASSETS..................................................  $866,803,186
                                                              ============
NET ASSETS CONSIST OF:
Capital (par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $866,865,574
Accumulated Undistributed Net Investment Income.............         2,508
Accumulated Net Realized Loss...............................       (64,896)
                                                              ------------
NET ASSETS..................................................  $866,803,186
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net Asset Value, Offering Price and Redemption Price per
    share (Based on net assets of $573,291,949 and
    573,331,156 shares of beneficial interest issued and
    outstanding)............................................  $       1.00
                                                              ============
  Class B Shares:
    Net Asset Value and Offering Price per share (Based on
    net assets of $238,838,956 and 238,842,750 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============
  Class C Shares:
    Net Asset Value and Offering Price per share (Based on
    net assets of $54,672,281 and 54,696,056 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended May 31, 2000

INVESTMENT INCOME:
Interest....................................................  $51,966,920
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    3,651,499
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,019,761, $1,790,460, and $371,357,
  respectively).............................................    3,181,578
Shareholder Services........................................    1,954,495
Custody.....................................................      130,847
Legal.......................................................       63,250
Trustees' Fees and Related Expenses.........................       45,422
Other.......................................................      545,968
                                                              -----------
    Total Expenses..........................................    9,573,059
    Less Credits Earned on Cash Balances....................       80,482
                                                              -----------
    Net Expenses............................................    9,492,577
                                                              -----------
NET INVESTMENT INCOME.......................................  $42,474,343
                                                              ===========
NET REALIZED LOSS...........................................  $    (2,832)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $42,471,511
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended May 31, 2000, and 1999

                                                    YEAR ENDED           YEAR ENDED
                                                   MAY 31, 2000         MAY 31, 1999
                                                 -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................  $     42,474,343     $     34,857,720
Net Realized Gain/Loss.........................            (2,832)              31,626
                                                 ----------------     ----------------
Change in Net Assets from Operations...........        42,471,511           34,889,346
                                                 ----------------     ----------------

Distributions from Net Investment Income:
  Class A Shares...............................       (32,587,988)         (28,300,866)
  Class B Shares...............................        (8,191,882)          (5,631,517)
  Class C Shares...............................        (1,735,136)            (934,371)
                                                 ----------------     ----------------
Total Distributions............................       (42,515,006)         (34,866,754)
                                                 ----------------     ----------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................           (43,495)              22,592
                                                 ----------------     ----------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................    20,201,171,990       22,546,743,249
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................        36,993,767           34,866,754
Cost of Shares Repurchased.....................   (20,057,635,316)     (22,668,497,361)
                                                 ----------------     ----------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................       180,530,441          (86,887,358)
                                                 ----------------     ----------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........       180,486,946          (86,864,766)
NET ASSETS:
Beginning of the Period........................       686,316,240          773,181,006
                                                 ----------------     ----------------
End of the Period (Including accumulated
  undistributed net investment income of $2,508
  and $43,171, respectively)...................  $    866,803,186     $    686,316,240
                                                 ================     ================

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED MAY 31,
           CLASS A SHARES              ---------------------------------------------------
                                        2000       1999       1998       1997       1996
                                       ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                       -------    -------    -------    -------    -------
Net Investment Income................    .0482      .0449      .0467      .0440      .0465
Less Distributions from Net
  Investment Income..................   (.0482)    (.0449)    (.0467)    (.0440)    (.0465)
                                       -------    -------    -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD...  $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                       =======    =======    =======    =======    =======

Total Return.........................    4.92%      4.55%      4.78%      4.52%      4.75%
Net Assets at End of the Period (In
  millions)..........................  $ 573.3    $ 529.6    $ 634.1    $ 451.3    $ 440.3
Ratio of Expenses to Average Net
  Assets*(a).........................    0.82%      0.84%      1.02%      1.02%      1.07%
Ratio of Net Investment Income to
  Average Net Assets*................    4.71%      4.38%      4.60%      4.38%      4.62%

 *For the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED MAY 31,
           CLASS B SHARES              ---------------------------------------------------
                                        2000       1999       1998       1997       1996
                                       ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                       -------    -------    -------    -------    -------
Net Investment Income................    .0406      .0374      .0391      .0363      .0388
Less Distributions from Net
  Investment Income..................   (.0406)    (.0374)    (.0391)    (.0363)    (.0388)
                                       -------    -------    -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD...  $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                       =======    =======    =======    =======    =======

Total Return (a).....................    4.14%      3.78%      3.99%      3.71%      3.95%
Net Assets at End of the Period (In
  millions)..........................  $ 238.8    $ 129.8    $ 123.0    $ 103.0    $  81.5
Ratio of Expenses to Average Net
  Assets*(b).........................    1.57%      1.63%      1.79%      1.77%      1.86%
Ratio of Net Investment Income to
  Average Net Assets*................    3.96%      3.71%      3.91%      3.70%      3.75%

 * For the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within the first and second year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED MAY 31,
           CLASS C SHARES              ---------------------------------------------------
                                        2000       1999       1998       1997       1996
                                       ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                       -------    -------    -------    -------    -------
Net Investment Income................    .0406      .0373      .0392      .0362      .0387
Less Distributions from Net
  Investment Income..................   (.0406)    (.0373)    (.0392)    (.0362)    (.0387)
                                       -------    -------    -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD...  $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                       =======    =======    =======    =======    =======

Total Return (a).....................    4.14%      3.77%      3.99%      3.72%      3.94%
Net Assets at End of the Period (In
  millions)..........................  $  54.7    $  26.9    $  16.1    $   8.4    $   9.7
Ratio of Expenses to Average Net
  Assets*(b).........................    1.57%      1.63%      1.78%      1.78%      1.87%
Ratio of Net Investment Income to
  Average Net Assets*................    3.96%      3.73%      3.91%      3.64%      3.81%

 * For the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

May 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Reserve Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek protection of capital and high current income through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The distribution of the Fund's Class B and Class C shares commenced on April 18, 1995.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is accreted or amortized to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

NOTES TO
FINANCIAL STATEMENTS

May 31, 2000

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $64,398 which will expire between May 31, 2001 and May 31, 2008, of this amount $6,782 will expire on May 31, 2001.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following fiscal year.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares dividends daily from net investment income and capital gains, if any, and automatically reinvests such dividends daily. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

F. EXPENSE REDUCTIONS During the year ended May 31, 2000, the Fund's custody fee was reduced by $80,482 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................     .50 of 1%
Next $100 million...........................................     .45 of 1%
Next $100 million...........................................     .40 of 1%
Over $350 million...........................................     .35 of 1%

    For the year ended May 31, 2000, the Fund recognized expenses of approximately $63,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended May 31, 2000, the Fund recognized expenses of approximately $38,200 representing Van Kampen Funds Inc.'s, or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

NOTES TO
FINANCIAL STATEMENTS

May 31, 2000

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 2000, the Fund recognized expenses of approximately $1,494,900. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At May 31, 2000, capital aggregated $573,317,572, $238,852,191 and $54,695,811 for Classes A, B and C, respectively. For the year ended May 31, 2000, transactions were as follows:

                                                       SHARES              VALUE
Sales:
  Class A........................................   18,409,830,894    $ 18,409,830,894
  Class B........................................    1,333,924,471       1,333,924,471
  Class C........................................      457,416,625         457,416,625
                                                   ---------------    ----------------
Total Sales......................................   20,201,171,990    $ 20,201,171,990
                                                   ===============    ================
Dividend Reinvestment:
  Class A........................................       28,255,055    $     28,255,055
  Class B........................................        7,247,047           7,247,047
  Class C........................................        1,491,665           1,491,665
                                                   ---------------    ----------------
Total Dividend Reinvestment......................       36,993,767    $     36,993,767
                                                   ===============    ================
Repurchases:
  Class A........................................  (18,394,381,792)   $(18,394,381,792)
  Class B........................................   (1,232,117,711)     (1,232,117,711)
  Class C........................................     (431,135,813)       (431,135,813)
                                                   ---------------    ----------------
Total Repurchases................................  (20,057,635,316)   $(20,057,635,316)
                                                   ===============    ================

NOTES TO
FINANCIAL STATEMENTS

May 31, 2000

    At May 31, 1999, capital aggregated $529,613,415, $129,798,384, and
$26,923,334 for Classes A, B and C, respectively. For the year ended May 31, 1999, transactions were as follows:

                                                       SHARES              VALUE
Sales:
  Class A........................................   20,964,963,416    $ 20,964,963,502
  Class B........................................    1,241,941,716       1,241,941,716
  Class C........................................      339,838,031         339,838,031
                                                   ---------------    ----------------
Total Sales......................................   22,546,743,163    $ 22,546,743,249
                                                   ===============    ================
Dividend Reinvestment:
  Class A........................................       28,300,866    $     28,300,866
  Class B........................................        5,631,517           5,631,517
  Class C........................................          934,371             934,371
                                                   ---------------    ----------------
Total Dividend Reinvestment......................       34,866,754    $     34,866,754
                                                   ===============    ================
Repurchases:
  Class A........................................  (21,097,762,520)   $(21,097,762,520)
  Class B........................................   (1,240,799,799)     (1,240,799,799)
  Class C........................................     (329,935,042)       (329,935,042)
                                                   ---------------    ----------------
Total Repurchases................................  (22,668,497,361)   $(22,668,497,361)
                                                   ===============    ================

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the year ended May 31, 2000, no Class B shares converted to Class A shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which the shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a

NOTES TO
FINANCIAL STATEMENTS

May 31, 2000

conversion feature. For the year ended May 31, 2000, no Class C shares converted to Class A shares.

                                                                 CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                 AS A PERCENTAGE OF
                                                                    DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                                ---------------------
YEAR OF REDEMPTION                                              CLASS B       CLASS C
First.......................................................     4.00%         1.00%
Second......................................................     4.00%          None
Third.......................................................     3.00%          None
Fourth......................................................     2.50%          None
Fifth.......................................................     1.50%          None
Sixth and Thereafter........................................      None          None

    For the year ended May 31, 2000, Van Kampen, as Distributor for the Fund, received commissions on redeemed shares which were subject to a CDSC of approximately $1,533,200. Sales charges do not represent expenses of the Fund.

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12B-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .15% of average daily net assets of Class A shares and .90% each of Class B and Class C shares are accrued daily. Included in these fees for the year ended May 31, 2000, are payments retained by Van Kampen of approximately $1,711,700.

                           PART C. OTHER INFORMATION

ITEM 23. EXHIBITS.


    (a)(1)   First Amended and Restated Agreement and Declaration of
                Trust(1)
       (2)   Second Certificate of Amendment(3)
       (3)   Second Amended and Restated Certificate of Designation(3)
       (b)   Amended and Restated Bylaws(1)
    (c)(1)   Specimen Class A Share Certificate(3)
       (2)   Specimen Class B Share Certificate(3)
       (3)   Specimen Class C Share Certificate(3)
       (d)   Investment Advisory Agreement(2)
    (e)(1)   Distribution and Service Agreement(2)
       (2)   Form of Dealer Agreement(1)
       (3)   Form of Broker Fully Disclosed Clearing Agreement(1)
       (4)   Form of Bank Fully Disclosed Clearing Agreement(1)
    (f)(1)   Form of Trustee Deferred Compensation Plan(4)
       (2)   Form of Trustee Retirement Plan(4)
    (g)(1)   Custodian Contract(2)
       (2)   Transfer Agency and Service Agreement(2)
    (h)(1)   Fund Accounting Agreement(2)
    (i)(1)   Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
                (Illinois)(1)
    (i)(2)   Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)+
    (j)(1)   Consent of Ernst & Young LLP+
       (2)   Consent of PricewaterhouseCoopers LLP+
       (k)   Not Applicable
       (l)   Not Applicable
    (m)(1)   Plan of Distribution pursuant to Rule 12b-1(2)
       (2)   Form of Shareholder Assistance Agreement(2)
       (3)   Form of Administrative Services Agreement(2)
       (n)   Amended Multi-Class Plan(2)
       (p)   Code of Ethics of the Fund, Investment Adviser and
                Distributor+
       (q)   Power of Attorney+
    (z)(1)   List of certain investment companies in response to Item
                27(a)+
       (2) List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+


(1) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, File No. 2-50870, filed September 27, 1996.

(2) Incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N1-A, File No. 2-50870, filed September 26, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N1-A, File No. 2-50870, filed September 15, 1998.

(4) Incorporated herein by reference to Post-Effective Amendment No. 81 to Van Kampen Harbor Fund's Registration Statement on Form N-1A, File No. 2-12685, and 811-734, filed April 29, 1999.

+ Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See the Statement of Additional Information.

ITEM 25. INDEMNIFICATION.

     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust. Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust,
(ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (iii) for a criminal proceeding not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.


     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:



     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.



     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.



     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.



     (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.


     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Investment Advisory Services" in the Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management Inc. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS


     (a) The sole principal underwriter is Van Kampen Funds Inc. (the "Distributor") which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1).



     (b) Van Kampen Funds Inc. is an affiliated person of the Registrant and is the only principal underwriter for the Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of the trustees and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with the Registrant.


     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents of the Registrant required by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder to be maintained (i) by the Registrant will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555; Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153; or at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171, (ii) by the Adviser, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 and (iii) by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN RESERVE FUND, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakbrook Terrace, and the State of Illinois, on the 28th day of September, 2000.

                                        VAN KAMPEN RESERVE FUND
                                        By:     /s/  A. THOMAS SMITH III
                                           -------------------------------------
                                              A. Thomas Smith III, Secretary


     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on September 28, 2000, by the following persons in the capacities indicated.



                   SIGNATURES                                              TITLE
                   ----------                                              -----
Principal Executive Officer:
          /s/   RICHARD F. POWERS, III*                            Trustee and President
------------------------------------------------
             Richard F. Powers, III
Principal Financial Officer:

              /s/   JOHN L. SULLIVAN*              Vice President, Chief Financial Officer and Treasurer
------------------------------------------------
                John L. Sullivan
Trustees:

             /s/   J. MILES BRANAGAN*                                     Trustee
------------------------------------------------
               J. Miles Branagan

               /s/   JERRY D. CHOATE*                                     Trustee
------------------------------------------------
                Jerry D. Choate

            /s/   LINDA HUTTON HEAGY*                                     Trustee
------------------------------------------------
               Linda Hutton Heagy

              /s/   R. CRAIG KENNEDY*                                     Trustee
------------------------------------------------
                R. Craig Kennedy

             /s/   MITCHELL M. MERIN*                                     Trustee
------------------------------------------------
               Mitchell M. Merin

                /s/   JACK E. NELSON*                                     Trustee
------------------------------------------------
                 Jack E. Nelson

             /s/   PHILLIP B. ROONEY*                                     Trustee
------------------------------------------------
               Phillip B. Rooney

                /s/   FERNANDO SISTO*                                     Trustee
------------------------------------------------
                 Fernando Sisto

              /s/   WAYNE W. WHALEN*                                      Trustee
------------------------------------------------
                Wayne W. Whalen

            /s/   SUZANNE H. WOOLSEY*                                     Trustee
------------------------------------------------
               Suzanne H. Woolsey
---------------
             * Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.
             /s/  A. THOMAS SMITH III                                September 28, 2000
------------------------------------------------
              A. Thomas Smith III
                Attorney-in-Fact

                            SCHEDULE OF EXHIBITS TO

                    POST-EFFECTIVE AMENDMENT 42 TO FORM N-1A



EXHIBIT
NUMBER                               EXHIBIT
-------                              -------
(i)(2)     Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
(j)(1)     Consent of Ernst & Young LLP
   (2)     Consent of PricewaterhouseCoopers LLP
   (p)     Code of Ethics of the Fund, Investment Adviser and
           Distributor
   (q)     Power of Attorney
(z)(1)     List of certain investment companies in response to Item
           27(a)
   (2)     List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)